EXHIBIT 10.22

AMENDMENT NO. 6 TO

COMMITMENT LETTER

This AMENDMENT NO. 6 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of November 5, 2004 by and between Countrywide Warehouse Lending (“Lender”), Encore Credit Corp., Bravo Credit Corporation and ECC Capital Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Schedule 1 – Commitment Requirements. Lender and Borrower agree that SCHEDULE 1 of the Commitment Letter shall be amended to add the following Tranche X as follows:

	Tranche Sublimit	Margin over 30 day LIBOR	Advance Rate	Maximum Dwell Time	Fees	Commitment Requirements
1. Collateral must be received and accepted by Lender prior to funding each Advance.
2. Borrower to provide Correspondent Funding Conditions Form prior to funding each Advance.
Tranche X:						3. Borrower to provide bailee instructions from correspondent’s warehouse bank prior to funding each Advance in the CDR and in the collateral package delivered to Lender.
Correspondent Loans (originated by Borrower’s correspondent lending division) (Lender and Borrower agree to identify these loans in the CDR as indicated in the below Schedule 3)	Not to exceed $25,000,00 0 in total Advances at any one time	Shall be equal to the Margin over 30 days LIBOR indicated in the Commitment Letter for non-Correspond ent loans for such loan type	Shall be equal to the Advance indicated in the Commitment Letter for non-Correspond ent loans for such loan type	Shall be equal to the Maximum Dwell Time indicated in the Commitment Letter for non-Correspond ent loans for such loan type	Shall be equal to File Fee indicated in the Commitm ent Letter for non-Correspo ndent loans for such loan type

4.      Lender to only wire to approved institutional warehouse banks, chosen at Lenders discretion.

5.      Lender retains the right not to fund a loan originated by a correspondent or unapproved warehouse provider.

6.      CDR must be received prior to collateral receipt.

7.      Borrower to include in CDR its purchase price for each loan, and Lender shall use Borrower’s purchase price to determine the Advance Amount.

2.	Schedule 3. Lender and Borrower agree to add the following schedule in order to identify correspondent loans in the CDR as follows:

Loan Type (1)	Tranche type in CDR (1)	Tranche X Correspondent Loans Tranche Terms
Jumbo - Sold to Countrywide Home Loans	CHL 1st Bonds
Jumbo - Sold to an Investor other than Countrywide Home Loans	1st Bonds
Super Jumbo - Sold to Countrywide Home Loans	CHL 2nd Bonds	Setup will emulate the applicable Loan Types setup under Warehouse Tranches for non-correspondent loans with the exception of Sublimits. Lender and Borrower agree that the sum of the Sublimits under all correspondent loans shall not exceed twenty five million ($25,000,000) in Advances.
Super Jumbo - Sold to an Investor other than Countrywide Home Loans	2nd Bonds
Subprime - Sold to Countrywide Home Loans	CHL Construction / OTC
Subprime - Sold to an Investor other than Countrywide Home Loans	Construction / OTC

(1)	With prior notice to Borrower, Countrywide Warehouse Lending Operation Account Management may reassign designated Tranche type(s) in Borrower CDR in the event that currently assigned Tranches may create linking issues with Countrywide’s Correspondent Lending Division.

3.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Renewal of Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Renewal of Commitment Letter and Credit Agreement. To the extent any amendments to the Renewal of Commitment Letter contained herein conflict with any previous amendments to the Renewal of Commitment Letter, the amendments contained herein shall control.

4.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

5.	Facsimiles. Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Riche Walia	By:	/s/ W.E. Moffatt
	Signature		Signature

Name:	RICHE WALIA	Name:	William E. Moffatt
Title:	1st VP	Title:	Treasurer

BRAVO CREDIT CORPORATION

		By:	/s/ John Kontouhs
Signature

		Name:	John Kontouhs
		Title:	EVP

ECC CAPITAL CORPORATION

		By:	/s/ W.E. Moffatt
Signature

		Name:	William E. Moffatt
		Title:	Treasurer